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                              THE JAPAN FUND, INC.


                                  Annual Report
                                December 31, 2000





                        Zurich Scudder Investments, Inc.
                               Investment Advisor

Contents
--------------------------------------------------------------------------------


                       3   Portfolio Management Discussion

                       8   Performance Update

                      10   Portfolio Summary

                      12   Investment Portfolio

                      16   Financial Statements

                      20   Financial Highlights

                      22   Notes to Financial Statements

                      30   Report of Independent Accountants

                      31   Tax Information

                      32   Officers and Directors

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 2000

Dear Shareholders,

First, let us set the context for the performance of the Japanese equity market for the annual period. Global equities markets for the year 2000 experienced considerable market volatility and rather abrupt changes in investors' expectations for so-called new and old economies. The latter half of 1999 was notable at year-end for the very strong run-up in large-cap technology stocks around the world, as central banks injected much liquidity into the markets with the goal of pre-empting any Y2K problems. In early 2000, as Y2K proved to be a non-issue, central banks, especially in the United States, began to rein in liquidity due to the inflationary pressures of higher energy prices and full employment. A climate of higher interest rates globally prompted investors to question the valuations of "new economy" stocks. They became highly sensitive to disappointments in their short-term results, and we consequently experienced a dramatic sell-off in the technology, media and telecommunications sectors (TMT) in the late spring and over the summer. Investors then turned their attention to large-cap "old economy" stocks, attracted in part by quite palatable valuations. By the final quarter of the year, however, a slowing U.S. economy and confirmation of earnings disappointments took an additional toll on higher-priced "new economy" stocks. So much, in fact, that despite the rush of investor refugees into traditionally stalwart "old economy" equities, the newly won index weights of "new economy" stocks kept virtually all global market indices in check.

Investment Backdrop

Japan was no exception to these global influences. Multiple compression in TMT stocks globally had its due effect on Japanese stocks in the same sectors. Indeed, the Tokyo stock exchange as represented by the TOPIX Index was among the worst-performing markets in the world throughout the year. This is not to say, however, that domestic events and policy did not play a part. The Japanese economy, which grew at an annualized rate of

--------------------------------------------------------------------------------

10% in the first quarter of 2000, slowed to virtually no overall growth in the final quarter. For the first time in five years, the Bank of Japan tightened interest rates. That move, which occurred in August, coupled with the rise in oil prices in autumn, acted as a further headwind. Ever-present deflation remains as a deterrent to a real upturn in private spending. Politics were likewise unhelpful. Prime Minister Obuchi's death in April resulted in a fragile government. The consequence has been the lack of either the resolve or the political consensus to find long-term solutions to the financial and economic issues which Japan faces.

Against this quite challenging background, the best- performing sectors over the year 2000 were, not surprisingly, defensive in nature. Utilities, pharmaceuticals, real estate and food all posted positive returns for the year. At the corporate level, there were high-profile bankruptcies in the retail, construction and domestic life insurance sectors. That said, the bank sector did make progress toward resolving the problems caused by excessive lending. Of course, the TMT sectors, which together comprised nearly 40% of TOPIX at the beginning of the year, saw valuations contract in line with the rest of the world. The Japan Fund's Class S shares declined 27.28% for the annual period, compared with the TOPIX loss of 32.75%.

Fund Strategy

The key to good performance in 1999 was to be invested in the TMT stocks, and many stock-picking funds were able to show good absolute and relative performance by making that single call. The year 2000 proved to be much more challenging, with no clear trend to follow and stock selection at a significant premium. Foresight contributed to our relative outperformance. By autumn of 1999, we were noticing a growing correlation between the Nasdaq and the Japanese indices, and at the same time we had become increasingly concerned about TMT valuations.
Accordingly, we reduced the portfolio's exposure to TMT at the time, and were able to generate nearly 7% of outperformance relative to TOPIX when those sectors sold

--------------------------------------------------------------------------------

off in the first quarter of 2000. As part of our risk management processes, we continued to reduce overall exposure to this area for much of the year.

Our investment process places emphasis on the potential for earnings growth over a three-year period, and the valuation that investors will place on those earnings. This approach led us to invest in a number of stocks and sectors that other investors have shunned in recent years. Chief among these was the bank sector. Here investments in companies such as Sakura Bank and Bank of Yokohama added considerable value. While the problems of badly performing loans and cross shareholdings will continue to grab the headlines, our analysis suggests that the market is underestimating the value of the distribution franchise that these banks represent, and the profits that they can potentially generate from this capability.

Other sectors that contributed to the fund's resilience include value-type investments in industries such as pharmaceuticals, foods and utilities. Examples include Tokyo Gas and Ajinomoto, which were large outperformers within their sector. At the same time, our fundamental research has uncovered companies which, in our view, possess a technological lead over their American and European counterparts -- in several areas that will be of increasing importance in the future. These include mobile telecom, wireless digital communication and ceramics. We took advantage of the market volatility in the final quarter to increase weightings in some of these companies such as NEC and Sumitomo Electric.

Outlook

There is no doubt that risks remain. Chief among them is the intensification of deflation and a possible hard landing in the United States. Additionally, a catalyst may be required in order to turn Japan's market sentiment around. One such catalyst could be the recovery in domestic consumption, which may be closer than is apparent from headline data; there is some anecdotal evidence of increased spending.

--------------------------------------------------------------------------------

From a macroeconomic perspective, given that Japan's growth rate has slowed to virtually nil, and that the outlook for the Japanese economy remains unexciting with economic growth in 2001 likely to be in the 1 to 1.5% range, very little progress has been made. At the time of this writing, the TOPIX Index was within 25% of the low reached in 1998, when the financial system was in danger of collapse. Over this period there has been significant progress in the Japanese corporate and financial sectors, and we expect future earnings growth and valuations to reflect this.

On this basis, we remain relative optimists about the long-term outlook for the Japanese economy and its equities market in general, despite recent disappointments. In our view, the Japanese financial system is largely through the problems of the last 10 years, and should once again be able to allocate financial capital efficiently. Second, Japanese companies are developing a lead in a range of technologies that will likely become core in the arena of consumer electronics and wireless communication. Finally, corporate restructuring, especially among domestic industries, appears poised to support earnings growth despite the modest economic outlook. Whether we will see the beginnings of positive trends in 2001 remains to be seen.

Sincerely,

/s/William L. Givens               /s/Lynn S. Birdsong

William L. Givens                  Lynn S. Birdsong
Chairman                           President

--------------------------------------------------------------------------------

The Japan Fund:
A Team Approach to Investing

The Japan Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Seung Kwak assumed responsibility for the fund's investment strategy and daily operation in 1994 and has been a member of the portfolio management team since 1989. Mr. Kwak has directed our Tokyo-based research effort since he joined the Advisor in 1988.

Elizabeth J. Allan, portfolio manager, helps set the fund's general investment strategy. Ms. Allan has contributed her expertise to the management of the fund since she joined the Advisor in 1987 and has numerous years of Pacific Basin research and investing experience.

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A LINE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


                        The Japan Fund, Inc.
                         -- Class S           TOPIX*

            1990            10000             10000
            1991            10311             10839
            1992             8585              8355
            1993            10614             10369
            1994            11679             12645
            1995            10620             12481
            1996             9460             10421
            1997             8099              7498
            1998            10066              8076
            1999            22133             14215
            2000            16095              9559

                        Yearly periods ended December 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                               Growth of                                 Average
Period ended 12/31/2000        $10,000              Cumulative            Annual
--------------------------------------------------------------------------------
The Japan Fund, Inc. -- Class S
--------------------------------------------------------------------------------
1 year                         $   7,272              -27.28%            -27.28%
--------------------------------------------------------------------------------
5 year                         $  15,156               51.56%              8.67%
--------------------------------------------------------------------------------
10 year                        $  16,095               60.95%              4.87%
--------------------------------------------------------------------------------
TOPIX*
--------------------------------------------------------------------------------
1 year                         $   6,725              -32.75%            -32.75%
--------------------------------------------------------------------------------
5 year                         $   7,659              -23.41%             -5.19%
--------------------------------------------------------------------------------
10 year                        $   9,559               -4.41%              -.45%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)

                        Yearly periods ended December 31

                                       Yearly periods ended December 31
             1991   1992   1993    1994   1995   1996   1997   1998   1999   2000
------------------------------------------------------------------------------------
Class Total
Return (%)    3.11 -16.74  23.64  10.03   -9.07 -10.92 -14.40  24.29 119.88 -27.28
------------------------------------------------------------------------------------
Index Total
Return (%)    8.39 -22.92  24.07  21.96   -1.29 -16.51 -28.05   7.71  76.02 -32.75
------------------------------------------------------------------------------------
Net Asset
Value ($)    10.69   8.90  10.33  10.50    9.44   8.33   6.77   8.33  16.41   9.98
------------------------------------------------------------------------------------
Income
Dividends ($)   --     --    .28     --      --    .08    .37    .08    .08    .58
------------------------------------------------------------------------------------
Capital Gain   .41     --    .39    .85     .11     --     --     --   1.77   1.83
Distributions
($)
------------------------------------------------------------------------------------

* The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization-weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

   On May 1, 2000, existing shares of the Fund were redesignated as Class S. In addition, on October 2, 2000, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 2000

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE
                                                              The fund is nearly
                                                               fully invested in
                                                              Japanese equities.
PIE CHART DATA:

Equity Holdings             99%
Cash Equivalents             1%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 1% Cash Equivalents)                       An improving outlook for
                                                        Japanese banks partly
THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE       accounts for the fund's
                                                       significant allocation
                                                     to the financial sector.

PIE CHART DATA:

Financial                   24%
Manufacturing               21%
Technology                  12%
Consumer Staples            10%
Communications               7%
Health                       7%
Service Industries           6%
Transportation               4%
Consumer Discretionary       4%
Energy                       3%
Other                        2%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(35% of Portfolio)                                    The fund's top holdings
                                                              reflect Japan's
                                                           leadership role in
                                                               communications
                                                               technology and
                                                        consumer electronics.

  1.  NTT Docomo, Inc.
      Provider of various telecommunication services and equipment

  2.  Sumitomo Electric Industries, Ltd.
      Manufacturer of electric wires and cables

  3.  Mizuho Holdings, Inc.
      Provider of financial services

  4.  Matsushita Electric Industrial Co., Ltd.
      Manufacturer of consumer electronic equipment

  5.  NEC Corp.
      Manufacturer of telecommunication and computer equipment

  6.  Bank of Yokohama, Ltd.
      Provider of financial services

  7.  Nintendo Co., Ltd.
      Manufacturer of game equipment

  8.  Ajinomoto Co., Inc.
      Manufacturer and seller of food products

  9.  Tokyo Gas Co.
      Producer and supplier of gas to Tokyo

 10.  Sony Corp.
      Manufacturer of consumer and industrial electronic equipment






For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                     as of December 31, 2000
--------------------------------------------------------------------------------

                                                          Principal
                                                         Amount ($)    Value ($)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Repurchase Agreements 1.2%
---------------------------------------------------------------------------------------------

 Salomon Brothers, 6.3%, to be repurchased at $7,212,045
    on 1/2/2001* (Cost $7,207,000) ..............................     7,207,000     7,207,000

---------------------------------------------------------------------------------------------
Short-Term Investments 0.3%
---------------------------------------------------------------------------------------------

 U.S Treasury Bill, 5.6%**, 3/22/2001 (Cost $1,678,810) .........     1,700,000     1,678,810


                                                                        Shares
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Common Stocks 98.5%
---------------------------------------------------------------------------------------------

 Consumer Discretionary 4.4%
 Hotels & Casinos 0.3%
 Aruze Corp. ....................................................        51,500     1,791,383
                                                                                  -----------
 Recreational Products 3.1%
 Nintendo Co., Ltd. .............................................       112,500    17,688,123
                                                                                  -----------
 Restaurants 1.0%
 Yoshinoya D&C Co., Ltd. ........................................         3,104     5,913,931
                                                                                  -----------
 Consumer Staples 9.6%
 Consumer Electronic & Photographic 6.0%
 Fuji Photo Film Co., Ltd. ......................................       377,000    15,749,519
 Sanyo Electric Co., Ltd. .......................................       349,000     2,897,658
 Sony Corp. .....................................................       234,600    16,197,693
                                                                                  -----------
                                                                                   34,844,870
                                                                                  -----------
 Food & Beverage 3.4%
 Ajinomoto Co., Inc. ............................................     1,316,000    17,079,707
 Rock Field Co., Ltd. ...........................................        50,900     2,202,019
                                                                                  -----------
                                                                                   19,281,726
                                                                                  -----------
 Textiles 0.2%
 Gunze, Ltd. ....................................................       268,000       925,188
                                                                                  -----------


    The accompanying notes are an integral part of the financial statements.


                                       12






                                                                        Shares      Value ($)
---------------------------------------------------------------------------------------------

 Health 7.1%
 Health Industry Services 0.3%
 Nichii Gakkan Company ..........................................        86,900     2,043,008
                                                                                  -----------
 Pharmaceuticals 6.8%
 Chugai Pharmaceutical Co., Ltd. ................................       396,000     6,575,773
 Eisai Co., Ltd. ................................................       244,000     8,529,977
 Taisho Pharmaceutical Co., Ltd. ................................       329,000     8,884,898
 Yamanouchi Pharmaceutical Co., Ltd. ............................       340,000    14,679,252
                                                                                  -----------
                                                                                   38,669,900
                                                                                  -----------
 Communications 7.2%
 Telephone/Communications
 DDI Corp. ......................................................           413     1,988,839
 NTT Docomo, Inc. ...............................................         1,541    26,531,813
 Nippon Telegraph & Telephone Corp. .............................         1,760    12,659,325
                                                                                  -----------
                                                                                   41,179,977
                                                                                  -----------
 Financial 23.6%
 Banks 8.1%
 Bank of Yokohama, Ltd. .........................................     3,977,000    18,039,355
 Sakura Bank, Ltd. ..............................................     2,282,000    13,761,405
 The Chiba Bank, Ltd. ...........................................     3,747,000    14,703,749
                                                                                  -----------
                                                                                   46,504,509
                                                                                  -----------
 Business Finance 4.1%
 Mizuho Holdings, Inc. ..........................................         3,855    23,853,697
                                                                                  -----------
 Other Financial Companies 6.3%
 Daiwa Securities Group, Inc. ...................................       769,000     8,017,978
 Japan Securities Finance Co., Ltd. .............................       872,000     3,056,039
 Nikko Securities Co., Ltd. .....................................     1,000,000     7,734,662
 Nomura Securities Co., Ltd. ....................................       483,000     8,674,751
 ORIX Corp. .....................................................        87,060     8,719,696
                                                                                  -----------
                                                                                   36,203,126
                                                                                  -----------
 Real Estate 5.1%
 Mitsubishi Estate Co., Ltd. ....................................     1,307,000    13,935,850
 Mitsui Fudosan Co., Ltd. .......................................     1,560,000    15,474,567
                                                                                  -----------
                                                                                   29,410,417
                                                                                  -----------


    The accompanying notes are an integral part of the financial statements.

                                       13






                                                                        Shares      Value ($)
---------------------------------------------------------------------------------------------

 Media 1.1%
 Broadcasting & Entertainment
 Toho Co., Ltd. .................................................        28,700     3,953,085
 Tokyo Broadcasting System, Inc. ................................        83,000     2,451,844
                                                                                  -----------
                                                                                    6,404,929
                                                                                  -----------
 Service Industries 5.6%
 Environmental Services 0.8%
 Sanix, Inc. ....................................................       116,350     4,504,724
                                                                                  -----------
 Miscellaneous Commercial Services 1.6%
 Benesse Corp. ..................................................       157,700     5,843,804
 Secom Co., Ltd. ................................................        52,000     3,385,772
                                                                                  -----------
                                                                                    9,229,576
                                                                                  -----------
 Miscellaneous Consumer Services 1.8%
 Yamada Denki Co., Ltd. .........................................       127,900    10,406,826
                                                                                  -----------
 Miscellaneous 1.4%
 Mitsubishi Corp. ...............................................     1,125,000     8,278,710
                                                                                  -----------
 Durables 0.8%
 Telecommunications Equipment
 Japan Radio Co., Ltd. ..........................................       720,000     4,562,139
                                                                                  -----------
 Manufacturing 20.3%
 Chemicals 2.2%
 KAO Corp. ......................................................       437,000    12,679,951
                                                                                  -----------
 Diversified Manufacturing 6.5%
 Kuraray Co., Ltd. ..............................................       364,000     3,397,588
 NGK Insulators, Ltd. ...........................................       738,000     9,758,731
 Sumitomo Electric Industries, Ltd. .............................     1,481,000    24,256,196
                                                                                  -----------
                                                                                   37,412,515
                                                                                  -----------
 Electrical Products 0.9%
 Toshiba Corp. ..................................................       414,000     2,764,342
 Yaskawa Electric Corp. .........................................       374,000     2,422,077
                                                                                  -----------
                                                                                    5,186,419
                                                                                  -----------
 Industrial Specialty 3.8%
 Daikin Industries, Ltd. ........................................       609,000    11,709,491
 Yokogawa Electric Corp. ........................................     1,227,000    10,348,322
                                                                                  -----------
                                                                                   22,057,813
                                                                                  -----------
    The accompanying notes are an integral part of the financial statements.


                                       14






                                                                      Shares       Value ($)
---------------------------------------------------------------------------------------------

 Machinery/Components/Controls 3.6%
 Fuji Electric Co., Inc.*** .....................................     1,740,000     5,063,975
 Keyence Corp. ..................................................         9,200     2,251,355
 Misumi Corp. ...................................................        91,210     5,261,196
 NGK Spark Plug Co., Ltd. .......................................       562,000     8,202,587
                                                                                  -----------
                                                                                   20,779,113
                                                                                  -----------
 Office Equipment/Supplies 1.8%
 Ricoh Co., Ltd. ................................................       546,000    10,068,694
                                                                                  -----------
 Wholesale Distributors 1.5%
 Mitsui & Co., Ltd. .............................................     1,350,000     8,483,220
                                                                                  -----------
 Technology 11.4%
 Diverse Electronic Products 3.8%
 Matsushita Electric Industrial Co., Ltd. .......................       922,000    21,998,427
                                                                                  -----------
 Electronic Components/Distributors 7.6%
 Kyocera Corp. ..................................................        45,000     4,904,300
 Murata Manufacturing Co., Ltd. .................................        71,500     8,373,536
 NEC Corp. ......................................................     1,071,000    19,562,926
 Rohm Company, Ltd. .............................................        55,800    10,582,590
                                                                                  -----------
                                                                                   43,423,352
                                                                                  -----------
 Energy 2.9%
 Oil & Gas Production
 Tokyo Gas Co. ..................................................     5,734,000    16,938,402
                                                                                  -----------
 Transportation 4.5%
 Railroads
 East Japan Railway Co. .........................................         2,383    13,953,942
 West Japan Railway Co. .........................................         2,715    11,982,826
                                                                                  -----------
                                                                                   25,936,768
                                                                                  -----------
---------------------------------------------------------------------------------------------
Total Common Stocks (Cost $585,429,082) .........................                 566,661,433
---------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $594,314,892) (a) .....                 575,547,243
---------------------------------------------------------------------------------------------

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

**       Annualized yield at time of purchase; not a coupon rate.

***      Non-income producing security.

(a) The cost for federal income tax purposes was $596,563,543. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $21,016,300. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,742,192 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $58,758,492.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $594,314,892) ........................   $ 575,547,243
Cash ...........................................................................             428
Receivable for investments sold ................................................       4,546,287
Dividends receivable ...........................................................           3,926
Receivable for Fund shares sold ................................................       2,828,939
Due from Advisor ...............................................................         148,175
Other assets ...................................................................           7,101
                                                                                 ---------------
Total assets ...................................................................     583,082,099
Liabilities
            ------------------------------------------------------------------------------------
Payable for investments purchased ..............................................       6,683,425
Payable for Fund shares redeemed ...............................................      16,302,164
Accrued management fee .........................................................         449,957
Other accrued expenses and payables ............................................         658,236
                                                                                 ---------------
Total liabilities ..............................................................      24,093,782
Net assets, at value ...........................................................   $ 558,988,317

Net Assets
------------------------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income (370,244) Net unrealized appreciation (depreciation) on:
  Investments ..................................................................     (18,767,649)
  Foreign currency related transactions ........................................          (1,622)
Accumulated net realized gain (loss) ...........................................     (14,819,243)
Paid-in capital ................................................................     592,947,075
Net assets, at value ...........................................................   $ 558,988,317


    The accompanying notes are an integral part of the financial statements.

                                       16

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities (continued)
------------------------------------------------------------------------------------------------

Net Asset Value
------------------------------------------------------------------------------------------------
Class AARP

NetAsset Value, offering and redemption price per share ($251,410 / 25,146
   shares of capital stock outstanding, $.333 par value, 100,000,000 shares       --------------
   authorized)..................................................................   $       10.00
                                                                                  --------------
Class S

NetAsset Value, offering and redemption price per share ($558,133,935 /
   55,918,089 shares of capital stock outstanding, $.333 par value, 300,000,000   --------------
   shares authorized)...........................................................   $        9.98
                                                                                  --------------
Class A

NetAsset Value and redemption price per share ($477,510 / 47,836 shares of        --------------
   capital stock outstanding, $.333 par value, 100,000,000 shares authorized)...   $        9.98
                                                                                  --------------
                                                                                  --------------
Maximum offering price per share (100 / 94.25 of $9.98) ........................   $       10.59
                                                                                  --------------
Class B

NetAsset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($102,881 / 10,353 shares of capital stock             --------------
   outstanding, $.333 par value, 50,000,000 shares authorized)..................   $        9.94
                                                                                  --------------
Class C

NetAsset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,581 / 2,277 shares of capital stock outstanding,  --------------
   $.333 par value, 50,000,000 shares authorized)...............................   $        9.92
                                                                                  --------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $719,160) ..........   $   4,071,493
Interest (net of foreign taxes withheld of $128) ...............       1,586,840
                                                                 ---------------
Total Income ...................................................       5,658,333
                                                                 ---------------
Expenses:
Management fee .................................................       6,018,587
Services to shareholders .......................................       1,428,392
Custodian and accounting fees ..................................         498,591
Distribution services fees .....................................             500
Administrative services fees ...................................           1,813
Auditing .......................................................          64,969
Legal ..........................................................         130,062
Directors' fees and expenses ...................................         265,000
Reports to shareholders ........................................         181,982
Registration fees ..............................................         166,018
Other ..........................................................         251,123
                                                                 ---------------
Total expenses .................................................       9,007,037
Net investment income (loss) ...................................      (3,348,704)
Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................     201,379,249
Futures ........................................................      (4,827,612)
Foreign currency related transactions ..........................          78,645
                                                                 ---------------
                                                                     196,630,282
                                                                 ---------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................    (389,554,233)
Foreign currency related transactions ..........................          (5,601)
                                                                 ---------------
                                                                    (389,559,834)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          (192,929,552)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(196,278,256)
--------------------------------------------------------------------------------





    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Years Ended December 31,
Increase (Decrease) in Net Assets                           2000             1999
----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $    (3,348,704)   $    (1,375,054)
Net realized gain (loss) on investment transactions       196,630,282        242,080,584
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      (389,559,834)       363,916,273
                                                     ---------------- ------------------
Net increase (decrease) in net assets resulting ...      (196,278,256)       604,621,803
   from operations
                                                     ---------------- ------------------
Distributions to shareholders from:
Net investment income:
  Class S .........................................                --         (4,922,799)
                                                     ---------------- ------------------
In excess of net investment income:
  Class S .........................................       (33,374,786)                --
                                                     ---------------- ------------------
Net realized gains:
  Class AARP ......................................           (20,297)                --
                                                     ---------------- ------------------
  Class S .........................................      (102,348,513)      (108,916,942)
                                                     ---------------- ------------------
  Class A .........................................           (40,862)                --
                                                     ---------------- ------------------
  Class B .........................................            (8,344)                --
                                                     ---------------- ------------------
  Class C .........................................            (1,812)                --
                                                     ---------------- ------------------
Fund share transactions:
Proceeds from shares sold .........................     3,614,123,087      2,411,950,009
Reinvestment of distributions .....................       121,136,708        101,465,448
Cost of shares redeemed ...........................    (3,933,451,734)    (2,262,070,034)
                                                     ---------------- ------------------
Net increase (decrease) in net assets from Fund ...      (198,191,939)       251,345,423
   share transactions
                                                     ---------------- ------------------
Increase (decrease) in net assets .................      (530,264,809)       742,127,485
Net assets at beginning of period .................     1,089,253,126        347,125,641
Net assets at end of period (including accumulated
   distributions in excess of net investment
   income of $370,244 and undistributed net
   investment income of $7,308,173, respectively) .   $   558,988,317    $ 1,089,253,126



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

------------------------------------------------------------------------------------
                                                                           2000(a)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $13.25
                                                                          ----------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (b)                                         (.03)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions      (2.35)
                                                                          ----------
------------------------------------------------------------------------------------
  Total from investment operations (2.38) Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                                                       --
------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (.87)
                                                                          ----------
------------------------------------------------------------------------------------
Total distributions                                                        (.87)
------------------------------------------------------------------------------------
Net asset value, end of period                                            $10.00
                                                                          ----------
------------------------------------------------------------------------------------
Total Return (%)                                                          (18.02)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        .3
------------------------------------------------------------------------------------
Ratio of expenses (%)                                                       1.37*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                  (1.15)*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   74
------------------------------------------------------------------------------------

(a)      For the period  from  October 2, 2000  (commencement  of sales of Class
         AARP) to December 31, 2000.

(b)      Based on monthly average shares outstanding during the period.

*        Annualized

**       Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

----------------------------------------------------------------------------------
Years Ended December 31,                 2000     1999     1998     1997     1996
----------------------------------------------------------------------------------
Net asset value, beginning of period   $16.41   $ 8.33   $ 6.77   $ 8.33   $ 9.44
                                       -------------------------------------------
----------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------
  Net investment income (loss) (b)      (.05)    (.02)    (.01)    (.03)    (.03)
----------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions    (3.97)     9.95     1.65   (1.16)   (1.00)
                                       -------------------------------------------
----------------------------------------------------------------------------------
  Total from investment operations     (4.02)     9.93     1.64   (1.19)   (1.03)
----------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------
  Net investment income                    --    (.08)       --       --       --
----------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                         (1.83)   (1.77)       --       --       --
----------------------------------------------------------------------------------
  In excess of net investment income    (.58)       --    (.08)    (.37)    (.08)
                                       -------------------------------------------
----------------------------------------------------------------------------------
  Total distributions                  (2.41)   (1.85)    (.08)    (.37)    (.08)
----------------------------------------------------------------------------------
Net asset value, end of period         $ 9.98   $16.41   $ 8.33   $ 6.77   $ 8.33
                                       -------------------------------------------
----------------------------------------------------------------------------------
Total Return (%)                       (27.28)  119.88    24.29   (14.40)  (10.92)
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)    558    1,089      347      265      386
----------------------------------------------------------------------------------
Ratio of expenses (%)                    1.08     1.00     1.26     1.21     1.16
----------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                      (.40)    (.20)    (.14)    (.38)    (.34)
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                74      114       90       96       73
----------------------------------------------------------------------------------

(a)      On May 1, 2000, existing shares of the Fund were designated as Class S.

(b)      Based on monthly average shares outstanding during the period.

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

The Japan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

Beginning May 1, 2000, the Fund offers multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Classes A, B and C shares. In addition, on October 2, 2000, the Fund commenced offering Class AARP shares. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales changes. Class S shares are not subject to initial or contingent deferred sales charges. Effective March 16, 2001, a redemption fee policy will go into effect for the Class S shares of the Fund. Upon redemption or exchange of Class S shares held less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments. In addition, the Fund also sold securities index futures as a temporary substitute for selling selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on dividends and 10% on interest. There is currently no Japanese withholding tax on realized capital gains.

From November 1, 2000 through December 31, 2000, the Fund incurred approximately $12,600,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2001.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earning and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, foreign-denominated investments, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $596,056,636 and $860,700,837, respectively.

C. Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., (the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The Fund agrees to pay the Advisor a fee equal to an annual rate of 0.85% of the first $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such net assets, 0.70% of the next $300,000,000 of such net assets and 0.65% of such net assets in excess of $600,000,000, computed and accrued daily and paid monthly. For the year ended December 31, 2000, the fee pursuant to the Agreement amounted to $6,018,587, which was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2000, the Distribution services fee was as follows:

                                                                        Unpaid at
                                                                       December 31,
             Distribution Services Fee              Total Aggregated       2000
--------------------------------------------------- ---------------- ----------------
Class B ........................................    $          405   $          405
Class C ........................................                95               95
                                                    --------------   --------------
                                                    $          500   $          500
                                                    --------------   --------------

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2000 aggregated $1,710, of which none was paid to other firms.

In addition, KDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2000, the CDSC for Classes B and C aggregated $469 and $0, respectively.

Administrative Services Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service.

For the year ended December 31, 2000, the Administrative services fee was as follows:

                                                        Unpaid at
                                                       December 31,
Administrative Services Fee         Total Aggregated       2000
----------------------------------- ---------------- ----------------
Class A ......................      $        1,647   $           --
Class B ......................                 135               --
Class C ......................                  31               --
                                    $        1,813   $           --

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the year ended December 31, 2000, the amount charged to Classes A, B and C by KSC aggregated $237, $151 and $60, respectively, all of which is unpaid at December 31, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class S shares. For the year ended December 31, 2000, the amount charged to the Class S shares by SSC for shareholder services aggregated $552,589, of which $40,410 is unpaid at December 31, 2000.

Directors' Fees. The Fund pays each of its Directors not affiliated with the Advisor an annual fee plus specified amounts for attended board and committee meetings. For the year ended December 31, 2000, Directors' fees and expenses aggregated $208,859.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from Scudder, but does not recommend specific mutual funds. Effective October 2, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Directors' Retirement Benefits

Under a retirement program, independent members of the Board of Directors who meet certain criteria become eligible to participate in an unfunded noncontributory defined benefit retirement program. Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Director's fees and length of service. For the year ended December 31, 2000, Directors' retirement expense amounting to $56,141 is included in Directors' fees and expenses in the statement of operations. Included in other accrued expenses and payables in the statement of assets and liabilities at December 31, 2000, is $370,244 accrued by the Fund for such benefits.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                                 Year Ended                        Year Ended
                              December 31, 2000                December 31, 1999
                     ----------------------------------------------------------------
                         Shares           Dollars        Shares          Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* ........        39,517    $     508,118             --   $          --
Class A** ..........     2,254,909       29,994,738             --              --
Class B** ..........        13,027          173,553             --              --
Class C** ..........        59,502          727,295             --              --
Class S*** .........   263,989,792    3,582,719,383    192,144,389   2,411,950,009
                                     $3,614,123,087                 $2,411,950,009

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* ........         1,781    $      17,866             --   $          --
Class A** ..........         3,827           38,268             --              --
Class B** ..........           712            7,104             --              --
Class C** ..........           182            1,811             --              --
Class S*** .........     9,293,067      121,071,659      6,369,458     101,465,448
                                      $ 121,136,708                  $ 101,465,448

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* ........      (16,152)    $   (205,835)             --   $          --
Class A** ..........   (2,210,900)     (29,619,118)             --              --
Class B** ..........       (3,386)         (42,195)             --              --
Class C** ..........      (57,407)        (704,746)             --              --
Class S*** ......... (283,755,548)  (3,902,879,840)   (173,791,335)  (2,262,070,034)
                                   $(3,933,451,734)                 $(2,262,070,034)

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* ........        25,146    $     320,149             --   $          --
Class A** ..........        47,836          413,888             --              --
Class B** ..........        10,353          138,462             --              --
Class C** ..........         2,277           24,360             --              --
Class S*** .........  (10,472,689)    (199,088,798)     24,722,512     251,345,423
                                     $(198,191,939)                  $ 251,345,423

*        For the period from October 2, 2000 (commencement of sales of Class
         AARP) to December 31, 2000.

** For the period from May 1, 2000 (commencement of sales of Classes A, B and C) to December 31, 2000.

***      On May 1, 2000, existing shares of the Fund were redesignated as Class
         S.

Report of Independent Accountants

                     To the Board of Directors and the Shareholders of Class S and Class AARP of The Japan Fund, Inc.:

                     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class S and Class AARP shares' financial highlights present fairly, in all material respects, the financial position of The Japan Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the Class S and Class AARP shares' financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class S and Class AARP shares' financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                     Boston, Massachusetts           PricewaterhouseCoopers LLP
                     February 20, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

                     The Fund paid distributions of $0.43 per share from net long-term capital gains during its year ended December 31, 2000, of which 100% represents 20% rate gains.

                     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $73,100,000 as capital gain dividends for its year ended December 31, 2000, of which 100% represents 20% rate gains.

                     The Fund paid foreign taxes of $719,288 and earned $719,288 of foreign source income during the year ended December 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.02 per share as income earned from foreign sources for the year ended December 31, 2000.

                     Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors
--------------------------------------------------------------------------------

 William L. Givens                          Elizabeth J. Allan*
   o  Chairman of the Board and               o  Vice President
      Director
   o  President, Twain Associates           Maureen E. Kane*
                                              o  Assistant Secretary
 Lynn Birdsong*
   o  President and Director                Seung Kwak*
                                              o  Vice President
 Thomas M. Hout
   o  Director                              Miyuki Wakatsuki*
   o  Senior Advisor,                         o  Vice President
      Boston Consulting Group
                                            Gina Provenzano*
 Yasuo Kanzaki                                o  Vice President and Treasurer
   o  Director
   o  The Nikko Research Center, Ltd.       Kathryn L. Quirk*
                                              o  Vice President and Secretary
  John F. Loughran
   o  Director                              John R. Hebble*
   o  Director, The Finisterre Fund           o  Assistant Treasurer

 Yoshihiko Miyauchi
   o  Director                              * Zurich Scudder Investments, Inc.
   o  Chairman and CEO, ORIX
      Corporation

  William V. Rapp
   o  Director
   o  Academic Director,
      International Relations, Yale
      University; Senior Research
      Associate, Columbia
      University; Managing Director,
      Rue Associates

 Takeo Shiina
   o  Director
   o  Senior Advisor, IBM Japan, Ltd.

 HONORARY DIRECTORS


 William H. Gleysteen, Jr.                 Robert G. Stone, Jr.
   o  Consultant; Guest Scholar,             o  Chairman Emeritus and
      Brookings Institute                       Director, Kirby Corporation

 Jonathan Mason                            O. Robert Theurkauf
   o  Former Chairman of the Board           o  Former Director of The Japan
      and Director, The Japan Fund,             Fund, Inc.
      Inc.
                                           Shoji Umemura
 James W. Morley                             o  Former Director of The Japan
   o  Professor of Political Science            Fund, Inc.
      Emeritus, Columbia University          o  Board Counselor, The Nikko
                                                Securities Co., Ltd.
 Henry Rosovsky
   o  Former Chairman of the Board         Hiroshi Yamanaka
      and Director, The Japan Fund,          o  Former Director of The Japan
      Inc.                                      Fund, Inc.
   o  Geyser University Professor            o  Honorary Senior Advisor to the
      Emeritus, Harvard University              Board, The Meiji Mutual Life
                                                Insurance Company

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


                                     [LOGO]



You can call toll free (1-800-343-2890) anytime day or night and get access to automated information regarding transactions in your account as well as The Japan Fund's share price. By using your touch-tone telephone and providing the necessary information (including your account number), you can receive daily updates from this computerized system.

We remind all shareholders that the Fund offers a free dividend reinvestment program. You can obtain additional information about this feature and arrange to have all dividends and capital gain distributions reinvested in additional Fund shares by calling The Japan Fund Service Center at 1-800-53-JAPAN (1-800-535-2726). The Fund typically distributes capital gains twice a year (December and March).




                               HOW TO CONTACT US:

                                 1-800-53-JAPAN

                                 1-800-535-2726
                      (Outside the U.S. call 617-295-1000)

                              The Japan Fund, Inc.
                           Shareholder Service Center
                             Two International Place
                                Boston, MA 02110

                        Zurich Scudder Investments, Inc.
                               Investment Advisor


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED DECEMBER 31, 2000

THE JAPAN FUND

   "... Japanese companies are developing a lead in a range of technologies that will likely become core in the arenas of consumer electronics and wireless communications. ..."

                                                               [JAPAN FUND LOGO]

                                                                       CONTENTS

                                                                              3
                                                              ECONOMIC OVERVIEW

                                                                              7
                                                             PERFORMANCE UPDATE

                                                                             11
                                                               LARGEST HOLDINGS

                                                                             12
                                                       PORTFOLIO OF INVESTMENTS

                                                                             15
                                                           FINANCIAL STATEMENTS

                                                                             18
                                                           FINANCIAL HIGHLIGHTS

                                                                             19
                                                                       NOTES TO
                                                           FINANCIAL STATEMENTS

                                                                             25
                                                                      REPORT OF
                                                        INDEPENDENT ACCOUNTANTS

                                                                              26
                                                                 TAX INFORMATION

AT A GLANCE

 THE JAPAN FUND TOTAL RETURNS*
 FOR THE YEAR ENDED DECEMBER 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

Kemper Japan Fund Class A                                                       -27.67
Kemper Japan Fund Class B                                                       -28.10
Kemper Japan Fund Class C                                                       -28.24
Lipper Japan Regional Funds Category Average+                                   -35.11

*THE JAPAN FUND BEGAN OPERATIONS AS A CLOSED-END FUND ON 4/19/62 AND CONVERTED TO AN OPEN-END FUND WITH CLASS S SHARES ON 8/14/87. CLASS A, B AND C SHARES BECAME AVAILABLE ON 5/1/00. PERFORMANCE DEPICTED PRIOR TO 5/1/00 IS DERIVED FROM CLASS S SHARE AND CLOSED-END PERFORMANCE DATING BACK TO 5/31/84, ADJUSTED FOR HIGHER SALES CHARGES AND OPERATING EXPENSES. WHILE ALL SHARE CLASSES INVEST IN THE SAME UNDERLYING PORTFOLIO, THEIR PERFORMANCE WILL DIFFER. PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

ANY RANKINGS/RATINGS OR GRAPHS OF HYPOTHETICAL INVESTMENTS ARE BASED UPON CLASS S SHARE PERFORMANCE AND HENCE DO NOT REFLECT ADJUSTMENT FOR SALES CHARGES OR EXPENSES; WITH ADJUSTMENTS, RANKINGS/RATINGS OR GRAPHS MIGHT HAVE BEEN LESS FAVORABLE.

THE FUND MAY INVEST A PORTION OF ITS TOTAL ASSETS IN FOREIGN SECURITIES. THERE ARE SPECIAL RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING, INCLUDING FLUCTUATING EXCHANGE RATES, SHIFTING GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY, ALL OF WHICH COULD AFFECT THE VOLATILITY OF THE FUND.

THIS IS A NONDIVERSIFIED FUND. THIS PRESENTS GREATER RISK OF LOSS OF PRINCIPAL AS THE FINANCIAL CONDITION OR MARKET'S ASSESSMENT OF THE FUND'S SECURITIES CHANGES.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    12/31/00   5/1/00
 .........................................................
    THE JAPAN FUND CLASS A             $9.98   $14.61
 .........................................................
    THE JAPAN FUND CLASS B             $9.94   $14.61
 .........................................................
    THE JAPAN FUND CLASS C             $9.92   $14.61
 .........................................................

 THE JAPAN FUND RANKINGS
 AS OF 12/31/00
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER JAPAN FUNDS CATEGORY+

                                                  CLASS S
 ....................................................................
    1-YEAR                                         #15 of
                                                  51 funds
 ....................................................................
    3-YEAR                                         #2 of
                                                  31 funds
 ....................................................................
    5-YEAR                                         #1 of
                                                  18 funds
 ....................................................................
    10-YEAR                                        #1 of
                                                  5 funds
 ....................................................................
    20-YEAR                                        #1 of
                                                   1 fund
 ....................................................................

+LIPPER, INC. AS OF 12/31/00. RETURNS USED FOR RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS AND CAPITAL GAINS REINVESTED.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR INTERNATIONAL EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., as of 12/31/00. The
BOX] Morningstar International Equity Style Box(TM) placement is based on a fund's price-to-earnings and price-to-cash-flow ratios relative to the MSCI EAFE, as well as the size of the companies in which it invests, or median market capitalization. The style box represents a snapshot of a fund's portfolio on a single day, but it is not exact because a portfolio changes from day to day. A longer-term view is repre-sented by the fund's Morningstar category, which is based on actual investment style as measured by the fund's underlying holdings over the past three years.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sale, and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

VALUATION A stock's price relative to an underlying measure of worth.

VOLATILITY The characteristic of a security, commodity or market to rise or fall sharply in price within a short period of time. A stock may be volatile due to uncertainty in the company, industry, market or economy. Technology stocks are subject to a higher degree of volatility than many other types of stocks.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Financial market conditions tightened considerably in the fall, and the next few months are likely to be a white-knuckle ride. We've brought our 2001 growth projection down a full percentage point from three months ago to 2.5 percent. And, the odds of a worse outcome are high -- about one in three.

  First, though, the good news: The odds of a worse outcome could have been higher, and would have been if the Federal Reserve Board was standing on the sidelines. Fortunately, it hasn't been. Fed Chairman Alan Greenspan and his fellow policymakers surprised us all with a half point rate cut on January 3 and again on January 31. Our 2.5 percent growth outlook assumes an additional quarter-point cut in the federal funds rate during 2001, but we believe the Fed will cut more if necessary. In addition, stimulative fiscal policy is also a good bet in 2001. President Bush has come to Washington with the firm belief that a tax cut is necessary, and Congress will fall into line if the economy is in trouble. Don't forget that there was considerable Democratic support for some version of a tax cut before the election, even when the economy was booming. Greenspan also gave a tax cut his blessing in Congressional testimony on January
25. We believe that monetary and fiscal policymakers, when working together, have sufficient ammunition at their disposal to raise confidence and keep growth positive.

  We should not underrate the risks the coming year presents, however. And the usual suspects aren't the potential makers: Inflation, federal spending and inventories are all well-controlled. Interest rates are up, but even before the Fed's aggressive rate cuts, monetary policy was hardly tight by historical standards. Ironically, the threats come from the dark side of the very strengths that made the new economy tick: The massive trade deficit enabled by inflows of foreign capital eager to share in America's technology; high productivity (which could lead to quicker and sharper job cuts than normal); and most of all, the historic, debt-financed capital spending splurge.

WE BUILT IT -- WILL THEY COME? AMERICA'S CAPITAL SPENDING SPLURGE

  Let's talk more about that capital spending splurge. Economics preaches that business investment is a good thing. It's the muscle of an economy, and propels a nation into the future. But too much muscle is neither attractive nor healthy. The trick is determining how much is too much. And sometimes, that can be difficult: When new ideas are flooding in and customers' demands seem insatiable, it is all too easy for executives to get carried away.

  Since 1992, investments have soared from under 10 percent of the economy to
15.4 percent. This is five percentage points above any post-war cyclical high, and it eerily echoes Japan's investment binge of the 1980s. To make all the new equipment and technology pay off, customers have to show up in droves. In Japan, not enough did, and a dreadful decade followed. It takes far longer to work off excess production capacity than to shed a few extra goods out of inventory.

  Executives are beginning to worry about excess capacity. They're paring new spending plans until they see which way the wind blows. We now look for only 6 percent gains in business investment during 2001 and 2002. This is much less than we were expecting just three months ago, and a far cry from the 12 percent or more growth we've seen each year since 1997.

LEVERAGE IS LIKE STEROIDS: THE DANGER OF DEBT-FINANCED CAPITAL SPENDING

  Optimism and new ideas can cause businesspeople to go overboard, but they won't get their companies into serious trouble unless they pump them up with borrowed money. Unfortunately, U.S. companies have done just that: They've taken on boatloads of debt. In just the past two years, business borrowing has jumped $1.2 trillion, an increase of nearly 25 percent.

  There's some controversy about whether this is worrisome. Optimists consider corporate debt as a percent of equity using stock market valuations. On that measure, it's just 30 percent of equity valuations, and it's setting record lows. Pessimists measure debt as a percent of corporate net worth -- and at 56 percent, it's set a record high. The truth probably lies somewhere in between. But without a doubt, there have been excesses.

  Bankers and bondholders who had previously swallowed the optimistic case are suddenly having second thoughts. They have found, much to their chagrin, that there's not much left when a new economy company defaults. Trying to seize intellectual capital, brand names and other intangibles the equity market values so highly is like trying to clutch thin air itself. As a result, their recent eagerness to fund concept businesses has evaporated. Banks' business loans did not grow at all between August

 ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (1/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.20                   6.10                   6.70                   4.70
Prime rate (2)                                  9.00                   9.50                   8.50                   7.75
Inflation rate (3)*                             3.40                   3.70                   2.70                   1.60
The U.S. dollar (4)                             7.70                   1.40                   1.50                  -4.20
Capital goods orders (5)*                      15.00                  39.30                  20.50                  10.60
Industrial production (5)*                      3.20                   6.70                   5.70                   2.70
Employment growth (6)                           1.30                   2.10                   2.30                   2.30

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 12/31/00.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

and November, and new corporate bond issues fell sharply in the last three months. The about-face of lenders is the most important reason we've downgraded the economy's prospects. Even Greenspan wants them to be careful not to go too far, cautioning them to keep on lending to borrowers with "credible prospects."

  Ah yes, but how's a banker to know which company's prospects are credible? If lenders could predict a company's profit growth, they'd know who would be likely to pay them back. But with companies in virtually every industry except energy howling a chorus of profit warnings, it's clear that nobody -- not bankers, not Wall Street analysts, not even the CEOs themselves -- had a clue what a slowdown would do to the bottom line. Consensus expectations for 2001 S&P 500 earnings have been sliced from 15 percent earlier this year to about 8 percent now. That's probably still not cautious enough. We've always expected that a soft landing would produce zero profit growth -- and that remains our outlook for 2001.

ALL THE MONEY IN THE WORLD MAY NOT BE ENOUGH: AMERICA'S TRADE DEFICIT

  American bankers and investors were not the only ones eager to put their money to work in America's new economy. Funds poured in from all over the world, with three-quarters of all the world's spare savings ending up in the United States.

  To understand whether or not this can continue, you have to understand why the money flowed into the United States to begin with. In part, it's because other countries have not achieved the political stability and the market-friendly financial systems that would encourage capital to come their way. With so little competition, gathering this money has been virtually effortless for the United States.

  To assume that this can go on forever assumes that the rest of the world will never find a profitable use for its own money. That ignores what's happening outside the United States. From German tax reform, to Japanese executives' new emphasis on return on equity, to China's increasing market orientation, others are making use of some of America's best ideas. Down the road, this will result in more competition for the world's savings. The United States will either have to pay more or make do with less. Even worse, there's the risk that something (such as poor stock market returns or a falling dollar) could suddenly make foreigners think the United States has more risk than reward. The ensuing capital flight could cause a crisis.

ECONOMIC OVERVIEW

  That's why it is imperative for the United States to start shrinking its trade deficit, and with it, its dependence on foreign capital. A slowdown will help. In 2000, 5 percent gross domestic product (GDP) growth caused imports to surge nearly 15 percent. If the economy slows to 2.5 percent in 2001, we expect imports to grow only about 7.5 percent. This will give exports a chance to catch up. Even though the rest of the world is also slowing down, its deceleration should not be quite as sharp as in the United States. We look for export growth of 7.5 percent in the coming year, down from 10 percent last year. A weaker currency would also help exports, and we do believe the dollar is near its peak. We expect the dollar to end 2001 5 to 7 percent below current levels, although we emphasize that any currency forecast (even our own) should be treated gingerly.

RETURN OF THE PINK SLIP: THE COSTS OF HIGH PRODUCTIVITY

  Of course, a weak dollar alone would do little to curb America's appetites. Jitters about job security are the only thing that truly makes shoppers pause. Though the economy only recently began to slow, layoffs have already jumped. Back in March, only about 265,000 people a week heard that their services were no longer required. Since November, that number has been 350,000 people a week. Employers are also recruiting less vigorously: Job growth is already down to just over 1.5 percent. We expect it to nearly disappear by the end of this year. Why? Because the technological revolution really has produced a sustainable rise in productivity growth. High productivity means few new hires, unless the economy is really speeding.

  Income growth follows job growth. Wage income is now rising only about 6.5 percent annually, compared to 8 percent three years ago. By the end of the year, we expect it to slip to less than 5.5 percent. Consumers only recently seemed to notice that their incomes weren't keeping pace with their spending. They began to slow their purchases during the all-important Christmas selling season, giving retailers heartburn. But retailers should gird for even tougher times ahead. The stock market's rough year, plus those rising layoffs, has taken a toll on confidence. Families need to rebuild their savings and come to grips with heavy debt. We expect consumption growth to drop to just 2.5 percent this year and next, about half its 2000 pace.

THE OUTLOOK

  When the Fed set out to bring the barreling U.S. economy back to a sustainable cruising speed, everyone knew it was a risky business -- but still, the speed of the deceleration in the past several months has been surprising. Now, quick action in Washington is necessary to keep the economy from running totally off course.

Zurich Scudder Investments, Inc.

Economics Group

  THE S&P 500 INDEX IS AN UNMANAGED INDEX, WIDELY REGARDED AS REPRESENTATIVE OF THE EQUITY MARKET IN GENERAL. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND UNLIKE FUND RETURNS, DO NOT REFLECT FEES OR EXPENSES. YOU CANNOT INVEST DIRECTLY IN THE INDEX.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF FEBRUARY 1, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

ECONOMIC OVERVIEW

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE


[KWAK PHOTO]

SEUNG KWAK, LEAD PORTFOLIO MANAGER, DIRECTS ZURICH SCUDDER INVESTMENTS' ANALYSIS OF JAPAN'S ECONOMY, CORPORATE DEVELOPMENTS AND INVESTMENT STRATEGY. PRIOR TO JOINING THE FIRM IN 1988, KWAK WAS AN ANALYST FOR A JAPANESE BROKERAGE HOUSE. HE RECEIVED A BACHELOR'S DEGREE MAGNA CUM LAUDE, PHI BETA KAPPA, FROM MIDDLEBURY COLLEGE, AND A MASTER'S DEGREE IN INTERNATIONAL RELATIONS FROM YALE UNIVERSITY. KWAK IS A CHARTERED FINANCIAL ANALYST.

[ALLAN PHOTO]

ELIZABETH J. ALLAN, PORTFOLIO MANAGER, CONTRIBUTES TO THE FIRM'S JAPANESE RESEARCH, FOCUSING ON CONSUMER GOODS, RETAIL AND PHARMACEUTICAL COMPANIES. ALLAN SPEAKS FLUENT JAPANESE AND HAS EXTENSIVE EXPERIENCE IN THE INDUSTRY. SHE HOLDS A BACHELOR'S DEGREE IN EAST ASIAN STUDIES FROM COLBY COLLEGE, A MASTER'S DEGREE IN EAST ASIAN STUDIES FROM INDIANA UNIVERSITY, A MASTER'S DEGREE IN SOCIOLOGY (SPECIALIZING IN JAPAN) FROM PRINCETON UNIVERSITY, AND A MASTER'S IN BUSINESS ADMINISTRATION (SPECIALIZING IN FINANCE AND INTERNATIONAL BUSINESS) FROM NEW YORK UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.




                             THE KEY TO GOOD PERFORMANCE IN 1999 WAS TO BE INVESTED IN TMT STOCKS, AND MANY STOCK PICKING FUNDS WERE ABLE TO SHOW GOOD ABSOLUTE AND RELATIVE PERFORMANCE BY MAKING A SINGLE CALL. THE YEAR 2000 PROVED TO BE MUCH MORE CHALLENGING, WITH NO CLEAR TREND TO FOLLOW AND STOCK SELECTION AT A SIGNIFICANT PREMIUM. LEAD PORTFOLIO MANAGER SEUNG KWAK AND PORTFOLIO MANAGER ELIZABETH ALLAN DISCUSS JAPAN'S INVESTMENT ENVIRONMENT WITHIN THIS CONTEXT AS WELL AS THE PERFORMANCE OF THE JAPAN FUND IN 2000.

Q     HOW WOULD YOU CHARACTERIZE THE JAPANESE EQUITIES MARKET FOR THE YEAR 2000?

A     First, let us set the context. Global equities markets for the year 2000 experienced considerable market volatility and rather abrupt changes in investors' expectations for the so-called new and old economies. The latter half of 1999 was notable at year-end for the strong run-up in large-cap technology stocks around the world, as central banks injected much liquidity into the markets with the goal of pre-empting any Y2K problems. In early 2000, as Y2K proved to be a nonissue, central banks, especially in the United States, began to rein in liquidity due to the inflationary pressures of higher energy prices and full employment. A climate of higher interest rates globally prompted investors to question the valuations of new-economy stocks. They became highly sensitive to disappointments in their short-term results, and we consequently experienced a dramatic sell-off in the technology, media and telecommunications
(TMT) sectors in the late spring and over the summer. Investors then turned their attention to large-cap old-economy stocks, attracted in part by quite palatable valuations. By the final quarter of the year, however, a slowing U.S. economy and confirmation of earnings disappointments took an additional toll on higher-priced new-economy -- stocks so much, in fact, that despite the rush of investor refugees into traditionally stalwart old-economy equities, the newly won index weights of new-economy stocks kept virtually all global market indices in check. The contrast between 1999 and 2000 was stark: Whereas in 1999 a minority of large-cap TMT stocks drove benchmark indices up, in 2000 that same minority drove them down.

  Japan was no exception to these influences. Multiple compression in TMT stocks globally had its due effect on Japanese stocks in the same sectors. Indeed, the Tokyo stock exchange as represented by the TOPIX index was the worst-performing major market in the world throughout the year. This is not to say, however, that domestic events and policy did not play a part. The Japanese economy, which grew at an annualized rate of 10 percent in the first quarter of 2000, slowed to less than 1 percent growth in the final quarter. For the first time in five years, the Bank of Japan tightened interest rates. That move in August, coupled with the rise in oil prices in autumn, acted as further headwind. Ever-present deflation remained a deterrent to a real upturn in private spending, and politics were also unhelpful. Prime

PERFORMANCE UPDATE

Minister Obuchi's death in April resulted in a fragile government. The consequence has been the lack of either the resolve or the political consensus to find long-term solutions to the financial and economic issues that Japan faces.

  Against this quite challenging background, the best-performing sectors over the year 2000 were, not surprisingly, defensive and generally domestic in nature. Utilities, pharmaceuticals, real estate and food all posted positive returns for the year. At the corporate level, there were high-profile bankruptcies in the retail, construction and domestic life insurance sectors. That said, the bank sector did make progress toward resolving the problems caused by excessive lending. The consolidation of groups into the likes of Mizuho Holdings may well mark a turning point here. Of course, the TMT sectors, which together accounted for more than half of the TOPIX at the beginning of the year, saw valuations contract in line with the rest of the world.

Q     HOW DID THE JAPAN FUND PERFORM IN THIS CONTEXT?

A     The key to good performance in 1999 was to be invested in the TMT stocks, and many stock-picking funds were able to show good absolute and relative performance by making that single call. The year 2000 proved to be much more challenging, with no clear trend to follow and stock selection at a significant premium. Foresight contributed to our relative outperformance. By autumn of 1999, we were noticing a growing correlation between the Nasdaq and the Japanese indices, and at the same time we had become increasingly concerned about TMT valuations. Accordingly, we reduced the portfolio's exposure to TMT and were able to generate nearly 7 percent of outperformance relative to the TOPIX when those sectors sold off in the first quarter of 2000. As part of our risk management processes, we continued to reduce overall exposure to this area for much of the year. The Japan Fund declined 27.67 percent (Class A shares, unadjusted for a sales charge) for the annual period, compared with the TOPIX loss of 32.74 percent (in U.S. dollars) and an average loss of 35.11 percent for the Lipper Japan Regional Funds category.

  Our investment process places emphasis on the potential for earnings growth over a three-year period and on the valuation that investors will place on those earnings. This approach led us to invest in a number of stocks and sectors that many of our peers have shunned in recent years. Chief among these was the bank sector. Here investments in companies such as Sakura Bank and Bank of Yokohama added considerable value. While the problems of badly performing loans and cross shareholdings will continue to grab the headlines, our analysis suggests that the market underestimates the value of the distribution franchise that these banks represent as well as the profits that they can potentially generate from this capability.

  Other sectors that contributed to our buoyancy relative to our peers include value-type investments in industries such as pharmaceuticals, food and utilities. Examples include Tokyo Gas and Ajinomoto, which were large outperformers within their sectors. At the same time, our fundamental research has uncovered companies that in our view possess a technological lead over their American and European counterparts in several areas that will be of increasing importance in the future. These include mobile telecommunications, wireless digital communication and ceramics. We took advantage of the market volatility in the final quarter to increase weightings in companies such as NEC and Sumitomo Electric.

Q IN THE SEMIANNUAL REVIEW, YOU COMMENTED THAT A TRANSITION FROM AN EXPORT FOCUS TO A DOMESTIC FOCUS WOULD BE CRUCIAL FOR IMPROVEMENT IN THE JAPANESE ECONOMY. WHAT PROGRESS HAVE YOU SEEN IN THAT DIRECTION, IF ANY?

A     Given that Japan's growth rate has slowed to virtually nil, and that the outlook for the Japanese economy remains unexciting, with economic growth in 2001 likely to be in the 1 to 1.5 percent range, I would say that very little progress has been made. There is some anecdotal evidence of increased spending, but the headline data remain grim. As of this writing, the TOPIX index was within 25 percent of the low reached in 1998, when the financial system was in danger of collapse. Since then, the Japanese corporate and financial sectors have shown significant restructuring progress, which we firmly believe will be reflected in future earnings growth. On this basis, we remain relative optimists about the long-term outlook for the Japanese economy and its equities market in general, despite the disappointments of this year.

Q     SO, YOUR OUTLOOK FOR 2001 IS POSITIVE?

A There is no doubt that risks remain. Chief among them is the intensification of deflation and a possible recession in the United States. Additionally, a catalyst may be required in order to turn Japan's

PERFORMANCE UPDATE

market sentiment around. One such catalyst could be the recovery in domestic consumption, which may be closer than is apparent from headline data. Overall, however, despite the disappointments of 2000 and the potential problems in 2001, we believe that long-term investors in Japanese equities will be rewarded. Our outlook is thus positive; whether we will see the beginnings of positive trends in 2001 remains to be seen. In our view, the Japanese financial system is largely through the problems of the last 10 years and should once again be able to allocate financial capital efficiently. In addition, Japanese companies are developing a lead in a range of technologies that will likely become core in the arenas of consumer electronics and wireless communications. This could help Japan regain a large portion of the value added in these areas over the next five to 10 years. Finally, corporate restructuring, especially among domestic industries, appears poised to support earnings growth despite the modest economic outlook.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED DECEMBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                           1-YEAR   5-YEAR   10-YEAR        LIFE OF CLASS
--------------------------------------------------------------------------------------------------
    THE JAPAN FUND CLASS A                 -31.83%   6.86%    3.75%    10.91% (since 8/14/87)
 ..................................................................................................
    THE JAPAN FUND CLASS B                 -29.91    7.24     3.63      10.48 (since 8/14/87)
 ..................................................................................................
    THE JAPAN FUND CLASS C                 -28.24    7.35     3.61      10.46 (since 8/14/87)
 ..................................................................................................

KEMPER JAPAN FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 12/31/90 to 12/31/00
[LINE GRAPH]

                                                                      THE JAPAN FUND(1)                    TOPIX INDEX+
                                                                      ---------------                      ------------
12/31/90                                                                    9425                              10000
                                                                            9672                              10839
                                                                            8014                               8365
12/31/93                                                                    9861                              10389
                                                                           10798                              12645
                                                                            9772                              12481
12/31/96                                                                    8663                              10421
                                                                            7381                               7498
                                                                            9130                               8076
                                                                           19978                              14215
12/31/2000                                                                 14465                               9559


PERFORMANCE IS HISTORICAL AND INCLUDES
REINVESTMENT OF DIVIDENDS AND CAPITAL
GAINS. INVESTMENT RETURN AND PRINCIPAL
VALUES FLUCTUATE WITH CHANGING MARKET
CONDITIONS SO THAT WHEN REDEEMED, SHARES
MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST.

 *TOTAL RETURNS ARE DERIVED FROM
  HISTORICAL PERFORMANCE OF CLASS S
  SHARES. CLASS S SHARES HAVE BEEN
  ADJUSTED TO REFLECT HIGHER OPERATING
  EXPENSES. CLASS S SHARES BEGAN
  OPERATIONS AS A OPEN END FUND ON
  AUGUST 14, 1987. ON MAY 1, 2000, THE
  FUND OFFERED THREE ADDITIONAL SHARE
  CLASSES. CLASS A, B AND C SHARES, FOR
  THE PERIODS PRIOR TO THEIR INCEPTION
  ARE DERIVED FROM THE HISTORICAL
  PERFORMANCE OF CLASS S SHARES OF THE
  JAPAN FUND DURING SUCH PERIODS AND
  HAVE BEEN ADJUSTED TO REFLECT THE
  CURRENT MAXIMUM SALES CHARGE OF 5.75%
  FOR CLASS A SHARES. CLASS B SHARE
  PERFORMANCE IS ADJUSTED FOR THE
  APPLICABLE MAXIMUM CONTINGENT DEFERRED
  SALES CHARGE (CDSC), WHICH IS 4%
  WITHIN THE FIRST YEAR AFTER PURCHASE,
  DECLINING TO 0% AFTER SIX YEARS. CLASS
  C SHARE PERFORMANCE IS ADJUSTED FOR A
  CDSC, WHICH IS 1% WITHIN THE FIRST
  YEAR AFTER PURCHASE. DURING THE
  PERIODS NOTED, SECURITIES PRICES
  FLUCTUATED. FOR ADDITIONAL INFORMATION
  SEE THE FINANCIAL HIGHLIGHTS TABLE AT
  THE END OF THIS REPORT, AS WELL AS THE
  PROSPECTUS AND THE STATEMENT OF
  ADDITIONAL INFORMATION.

 (1) PERFORMANCE IS FOR CLASS S SHARES
     OF THE JAPAN FUND AND HAS BEEN
     ADJUSTED TO REFLECT THE CURRENT,
     MAXIMUM INITIAL SALES CHARGE OF
     5.75% APPLICABLE TO CLASS A SHARES
     OF THE FUND. CLASS B AND C SHARES
     OF THE FUND, THE PERFORMANCE OF
     WHICH IS NOT INCLUDED IN THE GRAPH,
     ARE BOTH SUBJECT TO RULE 12B-1 FEES
     AND A CDSC OF 4% WITHIN THE FIRST
     YEAR AFTER PURCHASE, DECLINING TO
     0% AFTER SIX YEARS FOR CLASS B
     SHARES AND 1% WITHIN THE FIRST YEAR
     OF PURCHASE FOR CLASS C SHARES,
     WHICH WOULD AFFECT PERFORMANCE.

 +THE TOPIX INDEX MEASURED IN U.S.
  DOLLARS IS AN UNMANAGED INDEX
  GENERALLY ACCEPTED AS A BENCHMARK FOR
  MAJOR JAPAN MARKETS. SOURCE IS
  BLOOMBERG.

LARGEST HOLDINGS

THE JAPAN FUND'S 10 LARGEST HOLDINGS
Representing 35.1 percent of the fund's total market value on December 31, 2000.

                         COMPANY                                               PERCENT
--------------------------------------------------------------------------------------
1.          NTT DOCOMO                                                           4.6%
--------------------------------------------------------------------------------------
2.          SUMITOMO ELECTRIC INDUSTRIES                                         4.2%
--------------------------------------------------------------------------------------
3.          MIZUHO HOLDINGS                                                      4.1%
--------------------------------------------------------------------------------------
4.          MATSUSHITA ELECTRIC INDUSTRIAL                                       3.8%
--------------------------------------------------------------------------------------
5.          NEC                                                                  3.4%
--------------------------------------------------------------------------------------
6.          BANK OF YOKOHAMA                                                     3.1%
--------------------------------------------------------------------------------------
7.          NINTENDO                                                             3.1%
--------------------------------------------------------------------------------------
8.          AJINOMOTO                                                            3.0%
--------------------------------------------------------------------------------------
9.          TOKYO GAS                                                            3.0%
--------------------------------------------------------------------------------------
10.         SONY                                                                 2.8%
--------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

THE JAPAN FUND
Investment Portfolio as of December 31, 2000

                                                                                          PRINCIPAL
    REPURCHASE AGREEMENTS--1.2%                                                           AMOUNT ($)    VALUE ($)
                                             Salomon Brothers, 6.3%, to be repurchased
                                               at $7,212,045 on 1/2/2001* (Cost
                                               $7,207,000)                                7,207,000    $  7,207,000
                                             --------------------------------------------------------------------------
    SHORT-TERM INVESTMENTS--0.3%
                                             U.S Treasury Bill, 5.6%**, 3/22/2001 (Cost
                                               $1,678,810)                                1,700,000       1,678,810
                                             --------------------------------------------------------------------------
    COMMON STOCKS--98.5%                                                                    SHARES

    CONSUMER DISCRETIONARY--4.4%
    HOTELS & CASINOS--0.3%
                                             Aruze Corp.                                     51,500       1,791,383
                                             --------------------------------------------------------------------------

    RECREATIONAL PRODUCTS--3.1%
                                             Nintendo Co., Ltd.                             112,500      17,688,123
                                             --------------------------------------------------------------------------

    RESTAURANTS--1.0%
                                             Yoshinoya D&C Co., Ltd.                          3,104       5,913,931
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--9.6%
    CONSUMER ELECTRONIC &
      PHOTOGRAPHIC--6.0%
                                             Fuji Photo Film Co., Ltd.                      377,000      15,749,519
                                             Sanyo Electric Co., Ltd.                       349,000       2,897,658
                                             Sony Corp.                                     234,600      16,197,693
                                             --------------------------------------------------------------------------
                                                                                                         34,844,870

    FOOD & BEVERAGE--3.4%
                                             Ajinomoto Co., Inc.                          1,316,000      17,079,707
                                             Rock Field Co., Ltd.                            50,900       2,202,019
                                             --------------------------------------------------------------------------
                                                                                                         19,281,726

    TEXTILES--0.2%
                                             Gunze, Ltd.                                    268,000         925,188
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    HEALTH--7.1%
    HEALTH INDUSTRY SERVICES--0.3%
                                             Nichii Gakkan Company                           86,900       2,043,008
                                             --------------------------------------------------------------------------

    PHARMACEUTICALS--6.8%
                                             Chugai Pharmaceutical Co., Ltd.                396,000       6,575,773
                                             Eisai Co., Ltd.                                244,000       8,529,977
                                             Taisho Pharmaceutical Co., Ltd.                329,000       8,884,898
                                             Yamanouchi Pharmaceutical Co., Ltd.            340,000      14,679,252
                                             --------------------------------------------------------------------------
                                                                                                         38,669,900
-----------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--7.2%
    TELEPHONE/COMMUNICATIONS
                                             DDI Corp.                                          413       1,988,839
                                             NTT Docomo, Inc.                                 1,541      26,531,813
                                             Nippon Telegraph & Telephone Corp.               1,760      12,659,325
                                             --------------------------------------------------------------------------
                                                                                                         41,179,977
-----------------------------------------------------------------------------------------------------------------------

    FINANCIAL--23.6%
    BANKS--8.1%
                                             Bank of Yokohama, Ltd.                       3,977,000      18,039,355
                                             Sakura Bank, Ltd.                            2,282,000      13,761,405
                                             The Chiba Bank, Ltd.                         3,747,000      14,703,749
                                             --------------------------------------------------------------------------
                                                                                                         46,504,509

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES      VALUE ($)

    BUSINESS FINANCE--4.1%
                                             Mizuho Holdings, Inc.                            3,855    $ 23,853,697
                                             --------------------------------------------------------------------------

    OTHER FINANCIAL COMPANIES--6.3%
                                             Daiwa Securities Group, Inc.                   769,000       8,017,978
                                             Japan Securities Finance Co., Ltd.             872,000       3,056,039
                                             Nikko Securities Co., Ltd.                   1,000,000       7,734,662
                                             Nomura Securities Co., Ltd.                    483,000       8,674,751
                                             ORIX Corp.                                      87,060       8,719,696
                                             --------------------------------------------------------------------------
                                                                                                         36,203,126

    REAL ESTATE--5.1%
                                             Mitsubishi Estate Co., Ltd.                  1,307,000      13,935,850
                                             Mitsui Fudosan Co., Ltd.                     1,560,000      15,474,567
                                             --------------------------------------------------------------------------
                                                                                                         29,410,417
-----------------------------------------------------------------------------------------------------------------------

    MEDIA--1.1%
    BROADCASTING & ENTERTAINMENT
                                             Toho Co., Ltd.                                  28,700       3,953,085
                                             Tokyo Broadcasting System, Inc.                 83,000       2,451,844
                                             --------------------------------------------------------------------------
                                                                                                          6,404,929
-----------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--5.6%
    ENVIRONMENTAL SERVICES--0.8%
                                             Sanix, Inc.                                    116,350       4,504,724
                                             --------------------------------------------------------------------------

    MISCELLANEOUS COMMERCIAL
      SERVICES--1.6%
                                             Benesse Corp.                                  157,700       5,843,804
                                             Secom Co., Ltd.                                 52,000       3,385,772
                                             --------------------------------------------------------------------------
                                                                                                          9,229,576

    MISCELLANEOUS CONSUMER SERVICES--1.8%
                                             Yamada Denki Co., Ltd.                         127,900      10,406,826
                                             --------------------------------------------------------------------------

    MISCELLANEOUS--1.4%
                                             Mitsubishi Corp.                             1,125,000       8,278,710
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    DURABLES--0.8%
    TELECOMMUNICATIONS EQUIPMENT
                                             Japan Radio Co., Ltd.                          720,000       4,562,139
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--20.3%
    CHEMICALS--2.2%
                                             KAO Corp.                                      437,000      12,679,951
                                             --------------------------------------------------------------------------

    DIVERSIFIED MANUFACTURING--6.5%
                                             Kuraray Co., Ltd.                              364,000       3,397,588
                                             NGK Insulators, Ltd.                           738,000       9,758,731
                                             Sumitomo Electric Industries, Ltd.           1,481,000      24,256,196
                                             --------------------------------------------------------------------------
                                                                                                         37,412,515

    ELECTRICAL PRODUCTS--0.9%
                                             Toshiba Corp.                                  414,000       2,764,342
                                             Yaskawa Electric Corp.                         374,000       2,422,077
                                             --------------------------------------------------------------------------
                                                                                                          5,186,419

    INDUSTRIAL SPECIALTY--3.8%
                                             Daikin Industries, Ltd.                        609,000      11,709,491
                                             Yokogawa Electric Corp.                      1,227,000      10,348,322
                                             --------------------------------------------------------------------------
                                                                                                         22,057,813

    MACHINERY/COMPONENTS/ CONTROLS--3.6%
                                             Fuji Electric Co., Inc.***                   1,740,000       5,063,975
                                             Keyence Corp.                                    9,200       2,251,355
                                             Misumi Corp.                                    91,210       5,261,196
                                             NGK Spark Plug Co., Ltd.                       562,000       8,202,587
                                             --------------------------------------------------------------------------
                                                                                                         20,779,113

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES      VALUE ($)

    OFFICE EQUIPMENT/ SUPPLIES--1.8%
                                             Ricoh Co., Ltd.                                546,000    $ 10,068,694
                                             --------------------------------------------------------------------------

    WHOLESALE DISTRIBUTORS--1.5%
                                             Mitsui & Co., Ltd.                           1,350,000       8,483,220
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--11.4%
    DIVERSE ELECTRONIC PRODUCTS--3.8%
                                             Matsushita Electric Industrial Co., Ltd.       922,000      21,998,427
                                             --------------------------------------------------------------------------

    ELECTRONIC COMPONENTS/
      DISTRIBUTORS--7.6%
                                             Kyocera Corp.                                   45,000       4,904,300
                                             Murata Manufacturing Co., Ltd.                  71,500       8,373,536
                                             NEC Corp.                                    1,071,000      19,562,926
                                             Rohm Company, Ltd.                              55,800      10,582,590
                                             --------------------------------------------------------------------------
                                                                                                         43,423,352
-----------------------------------------------------------------------------------------------------------------------

    ENERGY--2.9%
    OIL & GAS PRODUCTION
                                             Tokyo Gas Co.                                5,734,000      16,938,402
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--4.5%
    RAILROADS
                                             East Japan Railway Co.                           2,383      13,953,942
                                             West Japan Railway Co.                           2,715      11,982,826
                                             --------------------------------------------------------------------------
                                                                                                         25,936,768
                                             --------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $585,429,082)                                        566,661,433
                                             --------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO----100.0%
                                             (Cost $594,314,892)(a)                                     575,547,243
                                             --------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

* Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

**  Annualized yield at time of purchase; not a coupon rate.

*** Non-income producing security.

(a) The cost for federal income tax purposes was $596,563,543. At December 31, 2000, net unrealized depreciation for all securities based on tax cost was $21,016,300. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,742,192 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $58,758,492.

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of December 31, 2000

ASSETS
Investments in securities, at value (cost $594,314,892)         $575,547,243
----------------------------------------------------------------------------
Cash                                                                     428
----------------------------------------------------------------------------
Receivable for investments sold                                    4,546,287
----------------------------------------------------------------------------
Dividends receivable                                                   3,926
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    2,828,939
----------------------------------------------------------------------------
Due from Advisor                                                     148,175
----------------------------------------------------------------------------
Other assets                                                           7,101
----------------------------------------------------------------------------
TOTAL ASSETS                                                     583,082,099
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  6,683,425
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                  16,302,164
----------------------------------------------------------------------------
Accrued management fee                                               449,957
----------------------------------------------------------------------------
Other accrued expenses and payables                                  658,236
----------------------------------------------------------------------------
Total liabilities                                                 24,093,782
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $558,988,317
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Accumulated distributions in excess of net investment income    $   (370,244)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                      (18,767,649)
----------------------------------------------------------------------------
Foreign currency related transactions                                 (1,622)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (14,819,243)
----------------------------------------------------------------------------
Paid-in capital                                                  592,947,075
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $558,988,317
----------------------------------------------------------------------------
 NET ASSET VALUE
CLASS AARP
  Net Asset Value, offering and redemption price per share
  ($251,410/25,146 shares of capital stock outstanding,
  $.333 par value, 100,000,000 shares authorized)                     $10.00
----------------------------------------------------------------------------
CLASS S
  Net Asset Value, offering and redemption price per share
  ($558,133,935/55,918,089 shares of capital stock
  outstanding, $.333 par value, 300,000,000 shares
  authorized)                                                         $ 9.98
----------------------------------------------------------------------------
CLASS A
  Net Asset Value and redemption price per share
  ($477,510/47,836 shares of capital stock outstanding,
  $.333 par value, 100,000,000 shares authorized)                     $ 9.98
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $9.98)               $10.59
----------------------------------------------------------------------------
CLASS B
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($102,881/10,353 shares of capital stock outstanding,
  $.333 par value, 50,000,000 shares authorized)                      $ 9.94
----------------------------------------------------------------------------
CLASS C
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,581/2,277 shares of capital stock outstanding, $.333 par value,
  50,000,000 shares authorized)                                       $ 9.92
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Year ended December 31, 2000

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $719,160)           $   4,071,493
-----------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $128)                    1,586,840
-----------------------------------------------------------------------------
Total Income                                                        5,658,333
-----------------------------------------------------------------------------
Expenses:
Management fee                                                      6,018,587
-----------------------------------------------------------------------------
Services to shareholders                                            1,428,392
-----------------------------------------------------------------------------
Custodian and accounting fees                                         498,591
-----------------------------------------------------------------------------
Distribution services fees                                                500
-----------------------------------------------------------------------------
Administrative services fees                                            1,813
-----------------------------------------------------------------------------
Auditing                                                               64,969
-----------------------------------------------------------------------------
Legal                                                                 130,062
-----------------------------------------------------------------------------
Directors' fees and expenses                                          265,000
-----------------------------------------------------------------------------
Reports to shareholders                                               181,982
-----------------------------------------------------------------------------
Registration fees                                                     166,018
-----------------------------------------------------------------------------
Other                                                                 251,123
-----------------------------------------------------------------------------
Total expenses                                                      9,007,037
-----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       (3,348,704)
-----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       201,379,249
-----------------------------------------------------------------------------
Futures                                                            (4,827,612)
-----------------------------------------------------------------------------
Foreign currency related transactions                                  78,645
-----------------------------------------------------------------------------
                                                                  196,630,282
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (389,554,233)
-----------------------------------------------------------------------------
Foreign currency related transactions                                  (5,601)
-----------------------------------------------------------------------------
                                                                 (389,559,834)
-----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (192,929,552)
-----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(196,278,256)
-----------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEARS ENDED DECEMBER 31,
                                                                -----------------------------------------
                                                                     2000                       1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $    (3,348,704)               (1,375,054)
---------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                 196,630,282               242,080,584
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     (389,559,834)              363,916,273
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         (196,278,256)              604,621,803
---------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
Class S                                                                      --                (4,922,799)
---------------------------------------------------------------------------------------------------------
In excess of net investment income:
Class S                                                             (33,374,786)                       --
---------------------------------------------------------------------------------------------------------
Net realized gains:
Class AARP                                                              (20,297)                       --
---------------------------------------------------------------------------------------------------------
Class S                                                            (102,348,513)             (108,916,942)
---------------------------------------------------------------------------------------------------------
Class A                                                                 (40,862)                       --
---------------------------------------------------------------------------------------------------------
Class B                                                                  (8,344)                       --
---------------------------------------------------------------------------------------------------------
Class C                                                                  (1,812)                       --
---------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         3,614,123,087             2,411,950,009
---------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       121,136,708               101,465,448
---------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (3,933,451,734)           (2,262,070,034)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       (198,191,939)              251,345,423
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  (530,264,809)              742,127,485
---------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 1,089,253,126               347,125,641
---------------------------------------------------------------------------------------------------------
Net assets at end of period (including accumulated
distributions in excess of net investment income of $370,244 and undistributed net investment income of $7,308,173,
respectively)                                                   $   558,988,317             1,089,253,126
---------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                       CLASS A               CLASS B               CLASS C
                                                       2000(A)               2000(A)               2000(A)
---------------------------------------------------  ------------          ------------          ------------
Net asset value, beginning of period                       $14.61                 14.61                 14.61
---------------------------------------------------  ------------          ------------          ------------
Income (loss) from investment operations:
Net investment income (loss) (b)                             (.08)                 (.12)                 (.13)
---------------------------------------------------  ------------          ------------          ------------
Net realized and unrealized gain (loss) on
investment transactions                                     (3.68)                (3.68)                (3.69)
---------------------------------------------------  ------------          ------------          ------------
Total from investment operations                            (3.76)                (3.80)                (3.82)
---------------------------------------------------  ------------          ------------          ------------
Less distributions from:
Net investment income                                          --                    --                    --
---------------------------------------------------  ------------          ------------          ------------
Net realized gains on investment transactions                (.87)                 (.87)                 (.87)
---------------------------------------------------  ------------          ------------          ------------
Total distributions                                          (.87)                 (.87)                 (.87)
---------------------------------------------------  ------------          ------------          ------------
Net asset value, end of period                             $ 9.98                  9.94                  9.92
---------------------------------------------------  ------------          ------------          ------------
TOTAL RETURN (%) (C)                                       (25.78)**             (26.06)**             (26.20)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                       477                   103                    23
---------------------------------------------------  ------------          ------------          ------------
Ratio of expenses (%)                                        1.40*                 2.17*                 2.15*
---------------------------------------------------  ------------          ------------          ------------
Ratio of net investment income (loss) (%)                    (.41)*               (1.54)*               (1.61)*
---------------------------------------------------  ------------          ------------          ------------
Portfolio turnover rate (%)                                    74                    74                    74
---------------------------------------------------  ------------          ------------          ------------

* Annualized

** Not annualized

(a) For the period from May 1, 2000 (commencement of sales of Class A, Class B and Class C) to December 31, 2000.

(b) Based on monthly average shares outstanding during the period.

(c) Total return does not reflect the effect of sales charges.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     The Japan Fund, Inc. (the "Fund") is registered
                             under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

                             Beginning May 1, 2000, the Fund offers multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Classes A, B and C shares. In addition, on October 2, 2000, the Fund commenced offering Class AARP shares. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales changes. Class S shares are not subject to initial or contingent deferred sales charges. Effective March 16, 2001, a redemption fee policy will go into effect for Class S shares of the Fund. Upon redemption or exchange of Class S shares held less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. Certain detailed financial information for the Class AARP and Class S shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

NOTES TO FINANCIAL STATEMENTS

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments. In addition, the Fund also sold securities index futures as a temporary substitute for selling selected investments.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax

NOTES TO FINANCIAL STATEMENTS

                             provision was required. Under the United
                             States--Japan tax treaty, Japan imposes a withholding tax of 15% on dividends and 10% on interest. There is currently no Japanese withholding tax on realized capital gains.

                             From November 1, 2000 through December 31, 2000, the Fund incurred approximately $12,600,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2001.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earning and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, foreign-denominated investments, passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           During the year ended December 31, 2000, purchases
                             and sales of investment securities (excluding short-term investments) aggregated $596,056,636 and
                             $860,700,837, respectively.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Agreement") with Zurich
                             Scudder Investments, Inc., formerly Scudder Kemper
                             Investments, Inc., (the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The Fund agrees to pay the Advisor a fee equal to an annual rate of 0.85% of the first
                             $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such net assets, 0.70% of the next $300,000,000 of such net assets and 0.65% of such net assets in excess of $600,000,000, computed and accrued daily and paid

NOTES TO FINANCIAL STATEMENTS

                             monthly. For the year ended December 31, 2000, the fee pursuant to the Agreement amounted to $6,018,587, which was equivalent to an annual effective rate of 0.72% of the Fund's average daily net assets.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2000, the Distribution services fee was as follows:

                                                                                                        UNPAID AT
                                                                                        TOTAL          DECEMBER 31,
                                                DISTRIBUTION SERVICES FEE             AGGREGATED           2000
                                                -------------------------             ----------       ------------
                                       Class B....................................       $405              $405
                                       Class C....................................         95                95
                                                                                         ----              ----
                                                                                         $500              $500

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2000 aggregated $1,710, of which none was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2000, the CDSC for Classes B and C aggregated $469 and $0, respectively.

                             ADMINISTRATIVE SERVICES FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2000, the Administrative services fee was as follows:

                                                                                                       UNPAID AT
                                                                                        TOTAL         DECEMBER 31,
                                               ADMINISTRATIVE SERVICES FEE            AGGREGATED          2000
                                               ---------------------------            ----------      ------------
                                       Class A....................................      $1,647          $   --
                                       Class B....................................         135              --
                                       Class C....................................          31              --
                                                                                        ------          ------
                                                                                        $1,813          $   --

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the year ended December 31, 2000, the amount charged to Classes A, B and C by KSC aggregated $237, $151 and $60, respectively, all of which is unpaid at December 31, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class S shares. For the year ended December 31, 2000, the amount charged to the Class S shares by SSC for shareholder services aggregated $552,589, at which $40,410 is unpaid at December 31, 2000.

NOTES TO FINANCIAL STATEMENTS

                             DIRECTORS' FEES. The Fund pays each of its Directors not affiliated with the Advisor an annual fee plus specified amounts for attended board and committee meetings. For the year ended December 31, 2000, Directors' fees and expenses aggregated $208,859.

                             OTHER RELATED PARTIES. AARP through its affiliates monitors and approves the AARP Investment Program from Scudder, but does not recommend specific mutual funds. Effective October 2, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating too investments by AARP members in Class AARP shares of the fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

--------------------------------------------------------------------------------

4    DIRECTORS'
     RETIREMENT BENEFITS     Under a retirement program, independent members of
                             the Board of Directors who meet certain criteria become eligible to participate in an unfunded noncontributory defined benefit retirement program.
                             Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Director's fees and length of service. For the year ended December 31, 2000, Directors' retirement expense amounting to $56,141 is included in Directors' fees and expenses in the statement of operations. Included in other accrued expenses and payables in the statement of assets and liabilities at December 31, 2000, is $370,244 accrued by the Fund for such benefits.

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several other affiliated Funds (the
                             "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    SHARE TRANSACTIONS      The following tables summarize share and dollar
                             activity in the Fund:

                                                                        YEAR ENDED                        YEAR ENDED
                                                                    DECEMBER 31, 2000                 DECEMBER 31, 1999
                                                              ------------------------------    ------------------------------
                                                                 SHARES          DOLLARS           SHARES          DOLLARS
                                       SHARES SOLD
                                        Class AARP*                 39,517   $       508,118              --   $            --
                                       ---------------------------------------------------------------------------------------
                                        Class A**                2,254,909        29,994,738              --                --
                                       ---------------------------------------------------------------------------------------
                                        Class B**                   13,027           173,553              --                --
                                       ---------------------------------------------------------------------------------------
                                        Class C**                   59,502           727,295              --                --
                                       ---------------------------------------------------------------------------------------
                                        Class S***             263,989,792     3,582,719,383     192,144,389     2,411,950,009
                                       ---------------------------------------------------------------------------------------
                                                                             $ 3,614,123,087                   $ 2,411,950,009
                                       ---------------------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class AARP*                  1,781   $        17,866              --   $            --
                                       ---------------------------------------------------------------------------------------
                                        Class A**                    3,827            38,268              --                --
                                       ---------------------------------------------------------------------------------------
                                        Class B**                      712             7,104              --                --
                                       ---------------------------------------------------------------------------------------
                                        Class C**                      182             1,811              --                --
                                       ---------------------------------------------------------------------------------------
                                        Class S***               9,293,067       121,071,659       6,369,458       101,465,448
                                       ---------------------------------------------------------------------------------------
                                                                             $   121,136,708                   $   101,465,448
                                       ---------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class AARP*                (16,152)  $      (205,835)             --   $            --
                                       ---------------------------------------------------------------------------------------
                                        Class A**               (2,210,900)      (29,619,118)             --                --
                                       ---------------------------------------------------------------------------------------
                                        Class B**                   (3,386)          (42,195)             --                --
                                       ---------------------------------------------------------------------------------------
                                        Class C**                  (57,407)         (704,746)             --                --
                                       ---------------------------------------------------------------------------------------
                                        Class S***            (283,755,548)   (3,902,879,840)   (173,791,335)   (2,262,070,034)
                                       ---------------------------------------------------------------------------------------
                                                                             $(3,933,451,734)                  $(2,262,070,034)
                                       ---------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Class AARP*                 25,146   $       320,149              --   $            --
                                       ---------------------------------------------------------------------------------------
                                        Class A**                   47,836           413,888              --                --
                                       ---------------------------------------------------------------------------------------
                                        Class B**                   10,353           138,462              --                --
                                       ---------------------------------------------------------------------------------------
                                        Class C**                    2,277            24,360              --                --
                                       ---------------------------------------------------------------------------------------
                                        Class S***             (10,472,689)     (199,088,798)     24,722,512       251,345,423
                                       ---------------------------------------------------------------------------------------
                                                                             $  (198,191,939)                  $   251,345,423
                                       ---------------------------------------------------------------------------------------

                              *For the period from October 2, 2000 (commencement
                               of sales of Class AARP) to December 31, 2000.

                              **For the period from May 1, 2000 (commencement of
                                sales of Classes A, B and C) to December 31,
                                2000.

                             ***On May 1, 2000, existing shares of the Fund were
                                redesignated as Class S.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND THE CLASS A, CLASS B AND

CLASS C SHAREHOLDERS OF THE JAPAN FUND, INC.:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A, Class B and Class C shares' financial highlights present fairly, in all material respects, the financial position of The Japan Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the Class A, Class B and Class C shares' financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class A, Class B and Class C shares' financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts

                                          February 20, 2001

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Fund paid distributions of $0.43 per share from net long-term capital gains during its year ended December 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $73,100,000 as capital gain dividends for its year ended December 31, 2000, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $719,288 and earned $719,288 of foreign source income during the year ended December 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.02 per share as income earned from foreign sources for the year ended December 31, 2000.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

NOTES

DIRECTORS&OFFICERS

DIRECTORS                                                           OFFICERS
LYNN S. BIRDSONG                  WILLIAM H. GLEYSTEEN, JR          KATHRYN L. QUIRK
Director & President              Honorary Director                 Vice President & Secretary
WILLIAM L. GIVENS                 JONATHAN MASON                    GINA PROVENZANO
Director & Chairman               Honorary Director                 Vice President & Treasurer
THOMAS M. HOUT                    JAMES W. MORLEY                   ELIZABETH J. ALLAN
Director                          Honorary Director                 Vice President
YASUO KANZAKI                     HENRY ROSOVSKY                    SEUNG KWAK
Director                          Honorary Director                 Vice President
JOHN F. LOUGHRAN                  ROBERT G. STONE, JR.              MIYUKI WAKATSUKI
Director                          Honorary Director                 Vice President
YOSHIHIKO MIYAUCHI                O. ROBERT THEURKAUF               MAUREEN E. KANE
Director                          Honorary Director                 Assistant Secretary
WILLIAM V. RAPP                   SHOJI UMEMURA                     JOHN R. HEBBLE
Director                          Honorary Director                 Assistant Treasurer
TAKEO SHIINA                      HIROSHI YAMANAKA
Director                          Honorary Director

 .............................................................................................
LEGAL COUNSEL                         DAVIS, POLK & WARDELL
                                      450 Lexington Avenue
                                      New York, NY 10017
 .............................................................................................
TRANSFER AND SHAREHOLDER              KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT ACCOUNTANTS               PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com



[JAPAN FUNDS LOGO]
Printed in the U.S.A. on recycled paper.
This report is not to be distributed
unless preceded or accompanied by
The Japan Fund prospectus.
JF - 2(2/28/01) 6363
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)